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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - March 1, 1999


                       International Total Services, Inc.

               Ohio                               0-23073                            34-1264201
               ----                               -------                            ----------
     (State of Incorporation)             (Commission File Number)                 (IRS Employer
                                                                               Identification Number)


Crown Centre                                                       44131
5005 Rockside Road                                                 -----
Independence, Ohio                                                (Zip Code)
------------------

(Address of Principal Executive
Offices)

                                  216-642-4522
                                  ------------
                               (Telephone Number)




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ITEM 4.           CHANGES IN REGISTRANTS'S CERTIFYING ACCOUNTANT

a) At a meeting held on February 22, 1999, the Audit Committee of the Board of Directors of International Total Services, Inc. (the "Company") approved the engagement of Arthur Andersen LLP (Cleveland, Ohio, office) as its independent auditors for the fiscal year ending March 31, 1999 to replace the firm of Grant Thornton LLP who was dismissed as auditors of the Company effective February 22, 1999.

b) Grant Thornton LLP had been engaged to audit the Company's financial statements for the two most recent fiscal years. Neither of Grant Thornton LLP's reports on the Company's financial statements for each of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

c) In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended March 31, 1998, and March 31, 1997, respectively, and any subsequent interim periods through the date of the dismissal of Grant Thornton LLP, there were no disagreements between the Company and Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in their report.

d) Since inception and through the date of this report, the Company did not consult with Arthur Andersen LLP on either the application of accounting principles to a completed or proposed specific transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

e) A copy of Grant Thornton LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.

ITEM 7.           EXHIBITS

        16.1 - Letter regarding change in certifying accountant - former accountant.







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto daily authorized.

                                            International Total Services, Inc.

         Date:    March 1, 1999             By: /s/ Brian S. Kenyon
                                                --------------------------------
                                                Brian S. Kenyon
                                                Vice President, Finance


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                                  EXHIBIT INDEX


Exhibit                                                          Suquentially
Number                    Document Description                   Numbered Page
------                    --------------------                   -------------

     16.1 - Letter regarding change in certifying accountant - former accountant